USANA Health Sciences Reports First Quarter 2026 Results

Company Continues to Make Significant Progress on Transformation to Becoming a Leading Omnichannel Health and Wellness Platform

SALT LAKE CITY, May 5, 2026 (BUSINESS WIRE)—USANA Health Sciences, Inc. (NYSE: USNA) today announced financial results for its fiscal first quarter ended April 4, 2026.

Key Financial Results
First Quarter 2026 vs. First Quarter 2025
•Net sales of $250 million versus $250 million.
•Net earnings of $7.5 million versus $9.4 million.
•Diluted EPS of $0.41 as compared with $0.49.
•Adjusted diluted EPS(1) of $0.61 as compared with $0.73.
•Adjusted EBITDA(2) of $28.4 million versus $29.8 million.
•Core Nutritional Active Customers of 404,000 versus 459,000.
•Hiya Active Monthly Subscribers of 186,000 versus 224,000.
•Company reiterates fiscal 2026 guidance.

Q1 2026 Consolidated Performance

	Q1 2026	Year-Over-Year	Sequentially
Net Sales	$250 million	Flat (+$8 million or +3% FX impact)	+11%
Net Earnings	$7.5 million	-20%	N/A
Diluted EPS	$0.41	-16%	N/A
Adjusted Diluted EPS(1)	$0.61	-16%	+2%
Adjusted EBITDA(2)	$28.4 million	-5%	+4%
Net earnings, EPS and EBITDA figures represent amounts attributable to USANA and excludes the noncontrolling interest of 21.15% in Hiya.

“Our first quarter 2026 results reflect USANA’s continued evolution from a single-channel direct sales business to a diversified, omnichannel health and wellness enterprise," said Kevin Guest, Chairman and Chief Executive Officer. "Our omnichannel platform is intended to provide multiple growth engines, and early progress across our three segments reinforces confidence that our strategy will deliver sustained incremental value over time. The Core Nutritional business delivered solid sequential improvement during the quarter, driven by growth in total active customers in China in addition to continued focus on accelerating our new product launch initiatives. Meanwhile, Hiya established the operational foundation for a meaningfully stronger second half of the year and Rise Wellness generated triple-digit growth as Protein Pop hit Costco shelves nationwide.

“As we look ahead, the investments we are making today in product innovation, brand building, channel expansion, and technology modernization reinforce confidence in our strategic direction. These investments position us to compete effectively across the full spectrum of health-conscious consumer shopping preferences. We are committed to advancing our omnichannel strategy with urgency and discipline."

Q1 2026 Segment Results
Core Nutritional

Core Nutritional
	Q1 2026	Year-Over-Year	Sequentially
Net Sales	$204 million	-3%	+7%
Active Customers	404,000	-12%	+4%

Asia Pacific Region
	Q1 2026	Year-Over-Year	Year-Over-Year (Constant Currency)	Sequentially
Net Sales	$169 million	-2%	-6%	+12%
Active Customers	326,000	-13%	N/A	+7%

Asia Pacific Sub-Regions
		Q1 2026	Year-Over-Year	Year-Over-Year (Constant Currency)	Sequentially
Greater China	Net Sales	$123 million	+4%	Flat	+23%
	Active	235,000	-7%	N/A	+13%
	Customers
North Asia	Net Sales	$15 million	-19%	-18%	-9%
	Active	32,000	-29%	N/A	-9%
	Customers
Southeast Asia Pacific	Net Sales	$31 million	-14%	-20%	-10%
	Active	59,000	-21%	N/A	-6%
	Customers

Americas and Europe Region
	Q1 2026	Year-Over-Year	Year-Over-Year (Constant Currency)	Sequentially
Net Sales	$35 million	-6%	-10%	-13%
Active Customers	78,000	-8%	N/A	-4%

Hiya Health

	Q1 2026	Year-Over-Year	Sequentially
Net Sales	$32 million	-13%	+7%
Active Monthly Subscribers	186,000	-17%	+2%

Rise Wellness

	Q1 2026	Year-Over-Year	Sequentially
Net Sales	$14 million	+741%	+143%

Balance Sheet
The Company ended the quarter with $163 million in cash and cash equivalents and $14 million of debt. As of April 4, 2026, inventory totaled $99 million, a decrease of approximately $8 million, or -7% compared to balances at year-end 2025. This decrease was driven by strong performance by Rise Wellness, particularly from the fulfillment of orders with key retailers.

The Company did not repurchase any shares during the quarter and has approximately $34 million remaining under the current share repurchase authorization as of the end of the first quarter.

Fiscal Year 2026 Outlook
The Company is reiterating its outlook for fiscal year 2026, as follows:

Fiscal Year 2026 Outlook
Range
Core Nutritional business net sales	$720 to $765 million*
Hiya net sales	$140 to $155 million
Rise Wellness net sales	$65 to $80 million
Consolidated net sales	$925 million to $1.0 billion

Net earnings	$20 million to $27 million
Diluted EPS	$1.11 to $1.45
Adjusted diluted EPS(1)	$1.95 to $2.29
Adjusted EBITDA(2)	$101 million to $109 million
*Reflects an expected favorable currency exchange rate impact of approximately $19 million, or 3% on net sales and one less week of operations compared to fiscal year 2025 which was a 53-week year.

“Consolidated first quarter operating results reflected meaningful sequential top line improvement, driven by total active customer growth in China in our Core Nutritional business and the fulfillment of Rise Wellness orders. We delivered adjusted EBITDA of $28.4 million and adjusted diluted EPS of $0.61, demonstrating that we are funding the growth of our omnichannel portfolio from a position of financial strength,” said Doug Hekking, Chief Financial Officer. "Our balance sheet remains healthy with $163 million in cash, providing the flexibility to continue executing our strategic priorities. We are also making progress on our technology modernization initiative, which we are funding primarily through repurposing existing resources as well as savings from operational efficiencies, underscoring our commitment to innovation while maintaining fiscal discipline. On the strength of our first quarter results and our visibility into the growth catalysts ahead, we are reaffirming our fiscal 2026 guidance across all metrics."

_________________________
(1) Adjusted Diluted Earnings Per Share is a non-GAAP financial measure. The Company excludes acquisition-related costs, such as business transaction costs, integration expense and amortization expense from acquisition related intangible assets in calculating Adjusted Diluted Earnings Per Share. Please refer to “Non-GAAP Financial Measures” and “Reconciliation of Diluted Earnings Per Share (GAAP) to Adjusted Diluted Earnings Per Share (Non-GAAP)” in this press release for an explanation and reconciliation of this non-GAAP financial measure.
(2) Adjusted EBITDA is a non-GAAP financial measure. Please refer to “Non-GAAP Financial Measures” and “Reconciliation of Net Earnings (GAAP) to Adjusted EBITDA (Non-GAAP)” in this press release for an explanation and reconciliation of this non-GAAP financial measure.

Non-GAAP Financial Measures
This press release contains the non-GAAP financial measures Adjusted EBITDA and Adjusted diluted EPS. Adjusted EBITDA is a non-GAAP financial measure of earnings before interest, taxes, depreciation, and amortization that also excludes certain adjustments as indicated below in the reconciliation from net earnings. Adjusted diluted EPS is a non-GAAP financial measure of diluted earnings per share that excludes certain adjustments as indicated below in the reconciliation from diluted EPS.

Adjusted EBITDA (non-GAAP) is net earnings (its most directly comparable GAAP financial measure) adjusted for interest expense, net, (benefit from) provision for income taxes, depreciation and amortization, non-cash share-based compensation, and transaction-related expenses and integration costs for the Hiya acquisition. Adjusted EBITDA attributable to USANA (non-GAAP) is Adjusted EBITDA (non-GAAP) further adjusted to exclude the Adjusted EBITDA attributable to non-controlling interest related to Hiya.

Adjusted diluted earnings per share (non-GAAP) is diluted earnings per share (its most directly comparable GAAP financial measure) adjusted for amortization of intangible assets, transaction-related expenses, and integration costs related to the Hiya acquisition.

Management believes that Adjusted EBITDA (non-GAAP), Adjusted EBITDA attributable to USANA (non-GAAP), and Adjusted diluted earnings per share (non-GAAP), along with GAAP measures used by management, most appropriately reflect how the Company measures the business internally.

The Company prepares its financial statements using U.S. generally accepted accounting principles (“GAAP”) and investors should not directly compare with or infer relationship from any of the Company’s operating results presented in accordance with GAAP to Adjusted EBITDA and Adjusted diluted earnings per share. Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of non-GAAP financial information as a tool for comparison. As a result, the non-GAAP financial information is presented for supplemental informational purposes only and should not be considered in isolation from, or as a substitute for financial information presented in accordance with GAAP.

Reconciliation of Net Earnings (GAAP) to Adjusted EBITDA (non-GAAP)
(in thousands)

	Quarter ended
	April 4, 2026	March 29, 2025
Net earnings attributable to USANA (GAAP)	$7,515	$9,402
Net (loss) earnings attributable to noncontrolling interest	(556)	(112)
Net earnings	$6,959	$9,290

Adjustments:
Income taxes	$8,506	$7,449
Interest (income) expense	(197)	(312)
Depreciation and amortization	5,334	5,790
Amortization of intangible assets - Hiya	4,455	4,455
Earnings before interest, taxes, depreciation, and amortization (EBITDA)	$25,057	$26,672

Add EBITDA adjustments:
Non-cash share-based compensation	3,454	2,880
Transaction, integration and transition costs - Hiya	239	577
Inventory step-up - Hiya	—	582
Adjusted EBITDA	28,750	30,711
Less: Adjusted EBITDA attributable to noncontrolling interest	(387)	(954)
Adjusted EBITDA attributable to USANA	$28,363	$29,757

Reconciliation of Diluted Earnings Per Share (GAAP) to Adjusted Diluted Earnings Per Share (non-GAAP)
(in thousands, except per share data)

	Quarter ended
	April 04, 2026	March 29, 2025
Net earnings attributable to USANA (GAAP)	$7,515	$9,402

Earnings per common share - Diluted (GAAP)	$0.41	$0.49
Weighted Average common shares outstanding - Diluted	18,411	19,085

Adjustment to net earnings:
Transaction, integration and transition costs - Hiya	$239	$577
Inventory step-up - Hiya	—	582
Amortization of intangible assets - Hiya	4,455	4,455
Adjustments to net earnings attributable to noncontrolling interest	(942)	(1,066)
Income tax effect of adjustments to net earnings	—	(4)
Adjusted net earnings attributable to USANA	$11,267	$13,946

Adjusted earnings per common share - Diluted	$0.61	$0.73
Weighted average common shares outstanding - Diluted	18,411	19,085

Management Commentary Document and Conference Call
For further information on the USANA’s operating results, please see the Management Commentary document, which has been posted on the Company’s website (http://ir.usana.com) under the Investor Relations section. USANA’s management team will hold a conference call and webcast to discuss today’s announcement with investors on Wednesday, May 6, 2026 at 11:00 AM Eastern Time. Investors may listen to the call by accessing USANA’s website at http://ir.usana.com. The call will consist of brief opening remarks by the Company’s management team, followed by a questions and answers session.

Safe Harbor
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These forward-looking statements are based on current plans, expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Words such as “expect,” “enhance,” “drive,” “anticipate,” “intend,” “improve,” “promote,” “should,” “believe,” “continue,” “plan,” “goal,” “opportunity,” “estimate,” “predict,” “may,” “will,” “could,” and “would,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding growth for Hiya and Rise Wellness in 2026 and continued growth in the future; statements about the Company’s long-term growth; and the statements under the sub-heading “Fiscal Year 2026 Outlook.” Our actual results could differ materially from those projected in these forward-looking statements, which involve a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control, including: risks relating to global economic conditions generally, including continued inflationary pressure around the world and negative impact on our operating costs, consumer demand and consumer behavior in general; reliance upon our network of independent Brand Partners; risk that our Brand Partner compensation plan, or changes that we make to the compensation plan, will not produce desired results, benefit our business or, in some cases, could harm our business; risk associated with our launch of new products or reformulated existing products; risks related to Hiya’s ability to adapt to changes in the digital marketing environment to continue to generate customer acquisition, including changes in social media advertising algorithms; risks related to Rise Wellness’ dependence on product orders from certain key retailers – specifically, if future orders from those retailers do not meet our forecasts or such retailers discontinue purchasing and selling Rise Wellness products; risks related to governmental regulation of our products, manufacturing and direct selling business model in the United States, China and other key markets; potential negative effects of deteriorating foreign and/or trade relations between or among the United States, China and other key markets, including potential adverse impact from tariffs, trade policies or other international disputes by and among the United States, China, or other markets that are important to the Company; potential negative effects from geopolitical relations and conflicts around the world, including the Russia-Ukraine conflict and the conflict between the United States and Iran; compliance with data privacy and security laws and regulations in our markets around the world; potential negative effects of material breaches of our information technology systems to the extent we experience a material breach; material failures of our information technology systems; adverse publicity risks globally; risks associated with our operations in India and future international expansion and operations; uncertainty relating to the fluctuation in U.S. and other international currencies; the potential for a resurgence of COVID-19, or another pandemic, in any of our markets in the future and any related impact on consumer health, domestic and world economies, including any negative impact on discretionary spending, consumer demand, and consumer behavior in general; risk that Hiya and Rise Wellness disrupt the Company’s overall strategic plans and operations; the diversion of the attention of the management teams of USANA and Hiya from ongoing business operations; the ability to retain key personnel of Hiya and Rise Wellness; the ability to realize the benefits of the Hiya acquisition, including efficiencies and cost synergies; the ability to successfully integrate Hiya’s business with USANA’s business, at all or in a timely manner; and the amount of the costs, fees, expenses and charges related to the acquisition. The contents of this release should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in our most recent filings with the Securities and Exchange Commission. The forward-looking statements in this press release set forth our beliefs as of the date hereof. We do not undertake any obligation to update any forward-looking statement after the date hereof or to conform such statements to actual results or changes in the Company’s expectations, except as required by law.

About USANA
USANA develops and manufactures high-quality nutritional supplements, functional foods and personal care products that are sold directly to Brand Partners and Preferred Customers throughout the United States, Canada, Australia, New Zealand, Hong Kong, China, Japan, Taiwan, South Korea, Singapore, Mexico, Malaysia, the Philippines, the Netherlands, the United Kingdom, Thailand, France, Belgium, Colombia, Indonesia, Germany, Spain, Romania, Italy, and India. More information on USANA can be found at www.usana.com. USANA also owns a 78.8% controlling ownership stake in Hiya Health Products, a children's health and wellness company and a 100% interest in Rise Wellness. Hiya and Rise Wellness offer a variety of clean-label health products. More information on Hiya can be found at www.hiyahealth.com. More information on Rise Wellness can be found on www.risebar.com and www.proteinpop.com.

Investor contact:                Andrew Masuda
Investor Relations
(801) 954-7201
investor.relations@usanainc.com

Media contact:                Sarah Searle
                        (801) 954-7626
                        media@usanainc.com

USANA HEALTH SCIENCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three months ended
	April 4, 2026	March 29, 2025
Net sales	$250,218	$249,539
Cost of sales	59,436	52,445
Gross profit	190,782	197,094
Operating expenses:
Brand Partner incentives	88,654	89,985
Selling, general and administrative	88,254	91,438
Total operating expenses	176,908	181,423
Earnings from operations	13,874	15,671
Other income (expense):
Interest income	437	723
Interest expense	(240)	(411)
Other, net	1,394	756
Other income (expense), net	1,591	1,068
Earnings before income taxes	15,465	16,739
Income taxes	8,506	7,449
Net earnings	6,959	9,290
Less: Net (loss) earnings attributable to redeemable noncontrolling interest	(556)	(112)
Net earnings attributable to USANA	$7,515	$9,402

Earnings per common share attributable to USANA
Basic	$0.41	$0.49
Diluted	$0.41	$0.49

Weighted average common shares outstanding
Basic	18,398	19,049
Diluted	18,411	19,085

USANA HEALTH SCIENCES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	As of April 4, 2026	As of January 3, 2026
ASSETS
Current assets
Cash and cash equivalents	$162,751	$158,380
Trade accounts receivable (net of allowance of $141 and $137, respectively)	9,657	4,285
Inventories	96,358	102,608
Prepaid expenses and other current assets	25,467	23,132
Total current assets	294,233	288,405
Property and equipment, net	94,625	94,383
Goodwill	138,127	137,962
Intangible assets, net	128,901	133,151
Deferred tax assets	25,159	27,209
Other assets*	57,921	61,805
Total assets	$738,966	$742,915

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$16,230	$17,263
Line of credit	14,000	14,000
Other current liabilities	87,009	97,302
Total current liabilities	117,239	128,565
Deferred tax liabilities	5,057	4,892
Other long-term liabilities	21,884	23,186

Redeemable noncontrolling interest	51,236	53,168

Total stockholders' equity attributable to USANA	543,550	533,104
Total liabilities, redeemable noncontrolling interest, and stockholders' equity	$738,966	$742,915

*Includes noncurrent inventories of $3,029 and $4,799 as of 04-Apr-26 and 03-Jan-26, respectively. Total inventories were $99,387 and $107,407 as of 04-Apr-26 and 03-Jan-26, respectively.

USANA HEALTH SCIENCES, INC. AND SUBSIDIARIES
SALES BY REGION
(in thousands)
(unaudited)

	Quarter ended
	April 4, 2026		March 29, 2025		Change from prior year	Percent change	Currency impact on sales	Percent change excluding currency impact
Core Nutritional:
Asia Pacific
Greater China	$123,334	49.3%	$118,746	47.6%	$4,588	3.9%	$4,986	(0.3%)
Southeast Asia Pacific	30,663	12.3%	35,720	14.3%	(5,057)	(14.2%)	1,942	(19.6%)
North Asia	15,352	6.1%	18,941	7.6%	(3,589)	(18.9%)	(160)	(18.1%)
Asia Pacific total	169,349	67.7%	173,407	69.5%	(4,058)	(2.3%)	6,768	(6.2%)
Americas and Europe	35,050	14.0%	37,417	15.0%	(2,367)	(6.3%)	1,323	(9.9%)
Core Nutritional total	204,399	81.7%	210,824	84.5%	(6,425)	(3.0%)	8,091	(6.9%)
Hiya	32,150	12.8%	37,089	14.9%	(4,939)	(13.3%)	—	(13.3%)
Rise	13,669	5.5%	1,626	0.6%	12,043	740.7%	—	740.7%
Consolidated total	$250,218	100.0%	$249,539	100.0%	$679	0.3%	$8,091	(3.0%)

USANA HEALTH SCIENCES, INC. AND SUBSIDIARIES
CORE NUTRITIONAL ACTIVE BRAND PARTNERS AND ACTIVE PREFERRED CUSTOMERS BY REGION
(unaudited)

Core Nutritional Active Brand Partners by Region(1)
(unaudited)
	As of April 4, 2026		As of March 29, 2025
Asia Pacific
Greater China	62,000	37.1%	65,000	35.3%
Southeast Asia Pacific	43,000	25.7%	48,000	26.1%
North Asia	25,000	15.0%	33,000	17.9%
Asia Pacific Total	130,000	77.8%	146,000	79.3%

Americas and Europe	37,000	22.2%	38,000	20.7%
	167,000	100.0%	184,000	100.0%

Core Nutritional Active Preferred Customers by Region(2)
(unaudited)
	As of April 4, 2026		As of March 29, 2025
Asia Pacific
Greater China	173,000	73.0%	189,000	68.7%
Southeast Asia Pacific	16,000	6.7%	27,000	9.8%
North Asia	7,000	3.0%	12,000	4.4%
Asia Pacific Total	196,000	82.7%	228,000	82.9%

Americas and Europe	41,000	17.3%	47,000	17.1%
	237,000	100.0%	275,000	100.0%
______________________________
(1)Brand Partners are independent distributors of our products who also purchase our products for their personal use. We only count as active those Brand Partners who have purchased from us any time during the most recent three-month period, either for personal use or resale.
(2)Preferred Customers purchase our products strictly for their personal use and are not permitted to resell or to distribute the products. We only count as active those Preferred Customers who have purchased from us any time during the most recent three-month period. China utilizes a Preferred Customer program that has been implemented specifically for that market.

USANA HEALTH SCIENCES, INC. AND SUBSIDIARIES
OPERATING RESULTS AS A PERCENTAGE OF NET SALES
(unaudited)

	Quarter ended
	April 4, 2026				March 29, 2025
	Core Nutritional	Hiya	Rise	Consolidated	Core Nutritional	Hiya	Rise	Consolidated
Net sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	18.0%	31.1%	92.9%	23.8%	17.7%	38.0%	65.1%	21.0%
Gross profit	82.0%	68.9%	7.1%	76.2%	82.3%	62.0%	34.9%	79.0%
Operating expenses:
Brand Partner incentives	43.4%	—%	—	35.4%	42.7%	—%	—%	36.1%
Selling, general and administrative	29.7%	77.0%	20.0%	35.3%	31.6%	63.4%	79.2%	36.6%
Total operating expenses	73.1%	77.0%	20.0%	70.7%	74.3%	63.4%	79.2%	72.7%
Earnings (loss) from operations	8.9%	(8.1)%	(12.9)%	5.5%	8.0%	(1.4)%	(44.3)%	6.3%

Amortization of acquired intangible assets	—%	13.9%	1.5%	1.9%	—%	12.0%	13.0%	1.9%